EXHIBIT 10.1(c)


              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                          OF THE OPERATING PARTNERSHIP


                        ACADIA REALTY LIMITED PARTNERSHIP

                AMENDED & RESTATED LIMITED PARTNERSHIP AGREEMENT

          THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this "Agreement") has been executed and delivered as of the 22nd day of March, 1999, by and among Acadia Realty Trust, as general partner (the "General Partner"), a Maryland real estate investment trust, and each of the persons listed as limited partners on Annex A, (the "Limited Partners") (the General Partner and the Limited Partners being each a "Partner" and collectively, the "Partners").

                                   BACKGROUND

          A. Acadia Realty Limited Partnership (the "Partnership") was duly organized on May 13, 1993 under the Delaware Revised Limited Partnership Act under the name "Mark Centers Limited Partnership."

          B. The Limited Partnership Agreement of the Partnership was entered into as of June 3, 1993 (the "Original Agreement") and was amended by the First Amendment dated as of June 6, 1996, the Second Amendment dated as of August 12, 1998, and the Third Amendment dated as of December 31, 1998.

          C. The General Partner completed its initial public offering in May,1993 and certain of the transactions contemplated by the Original Agreement have previously been completed or are no longer contemplated.

          D.    The Partners desire to amend and restate the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners agree as follows:

          1. Partnership.
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          1.1 Continuation. The Partners hereby continue the Partnership which was formed upon the filing of the Certificate of Limited Partnership of the Partnership (the "Certificate") with the Secretary of State of the State of Delaware in compliance with the provisions of the Act, for the limited purposes set forth herein. Except as otherwise specifically provided in this Agreement, the rights and obligations of the Partners and the management and termination of the Partnership shall be governed by the Act.


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          1.2    Name. The name of the Partnership is "Acadia Realty Limited
Partnership" or such other name as may from time to time be selected by the General Partner, provided that prompt notice of any such other name selected shall be given to the other Partners. The General Partner shall cause to be executed and filed on behalf of the Partnership such assumed or fictitious name certificates as may be required to be filed in connection with the business of the Partnership.

          1.3 Registered Office and Agent. The address of the Partnership's registered office in the State of Delaware is 32 Loockerman Square, Suite 100L, Dover, Kent County, Delaware 19901, and the name of the Partnership's registered agent at such address is The Prentice-Hall Corporation System, Inc. The General Partner, in its discretion, may from time to time change such registered office and agent.

          2.    Definitions.
                -----------

          2.1 As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

          "Act" shall mean the Delaware Revised Limited Partnership Act, as amended from time to time, and any successor statute.

          "Adjusted Capital Account Deficit" shall mean, at any time, the then deficit balance in the Capital Account of a Partner, after giving effect to the following adjustments:

          (i) credit to such Capital Account any amounts that such Partner is obligated to restore or is deemed obligated to restore as described in the penultimate sentences of Regulations Section 1.704-2(g)(1) and Regulations
      Section 1.704-2(i)(5), or any successor provisions; and

          (ii) debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

          "Agreement" shall mean this Amended and Restated Limited Partnership Agreement, as it may be amended from time to time.

          "Bankruptcy" of a Partner shall mean (a) the filing by a Partner of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other Federal or state insolvency law, or a Partner's filing an answer consenting to or acquiescing in any such petition, (b) the making by a Partner of any assignment for the benefit of its creditors or the admission by a Partner in writing of its inability to pay its debts as they mature, or (c) the expiration of sixty (60) days after the filing of an involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), seeking an

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application for the appointment of a receiver for the assets of a Partner,or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other Federal or state insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period.

          "Capital Account" shall mean the capital account maintained by the Partnership for each Partner as described in Section 3.4 hereof.

          "Capital Cash Flow" shall have the meaning provided in Section 8.2 hereof.

          "Capital Contribution" shall mean, when used in respect of a Partner, the initial capital contribution of such Partner as set forth in Section 3.1 hereof and any other amounts of money or the fair market value of other property contributed by such Partner to the capital of the Partnership pursuant to the terms of this Agreement, including the Capital Contribution made by any predecessor holder of the Partnership Interest of such Partner.

          "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute.

          "Contributing Partner" shall have the meaning provided in Section 3.2(B)hereof.

          "Depreciation" shall mean for any fiscal year or portion thereof of the Partnership an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such period for Federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such period, Depreciation shall be an amount that bears the same relationship to such beginning Gross Asset Value as the depreciation, amortization or cost recovery deduction in such period for Federal income tax purposes bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for Federal income tax purposes of an asset at the beginning of such period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

          "General Partner" means Acadia Realty Trust or any successor entity.

          "Gross Asset Value" means, with respect to any Partnership asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the General Partner;


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          (ii) The Gross Asset Value of all Partnership assets shall be adjusted to equal their respective gross fair market value, as determined by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

          (iii) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the General Partner; and

          (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Sections 734(b) or 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704- 1(b)(2)(iv)(m) and paragraph (vi) of the definition of Profits and Losses and Section 7.3(G) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (iv) to the extent the General Partner determines that an adjustment pursuant to paragraph (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (iv).

      If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraph (i), (ii) or (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

          "Limited Partner" shall mean the Persons listed as limited partners on Annex A or any Person (i) who becomes a Limited Partner pursuant to the terms and conditions of this Agreement, and (ii) who holds a Partnership Interest. "Limited Partners" means all such Persons.

          "Nonrecourse Deductions" has the meaning set forth in Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

          "Operating Cash Flow" shall have the meaning provided in Section 8.1 hereof.


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          "OP Units" shall mean those units of common Partnership Interest issued prior to the date hereof and any additional units of common Partnership Interest issued pursuant to this Agreement.

          "Partner Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

          "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i)(2).

          "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i).

          "Partners" shall mean, collectively, the General Partner and each Limited Partner, or any additional or successor partners of the Partnership. Reference to a Partner shall be to any one of the Partners.

          "Partnership Interest" shall mean the ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which such Partner may be entitled as provided in this Agreement, and to the extent not inconsistent with this Agreement, under the Act, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement and of the Act; provided, however, that in the event the General Partner issues classes of Partnership Interests to Limited Partners pursuant to Section 3.2(B) hereof other than the OP Units, the term Partnership Interests shall mean with respect to each class of Partnership Interests, a fractional, undivided share of the Partnership Interests of all Partners in such class.

          "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-3(b)(3) and 1.704-2(d).

          "Percentage Interest" shall mean with respect to a Partner holding a Partnership Interest of any class issued hereunder, its interest in such class determined by dividing the Partnership Interests of such class owned by such Partner by the total number of Partnership Interests of such class then outstanding multiplied by the aggregate Percentage Interest allocable to such class of Partnership Interests. For such time or times as the Partnership shall at any time have outstanding more than one class of Partnership Interests, the Percentage Interest attributable to each class of Partnership Interests shall be determined as set forth in Section 3.2(C) hereof.

          "Person" shall mean any individual, partnership, corporation, trust, limited liability company or other entity.


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          "Preferred Units" shall mean those units of preferred Partnership
Interest issued prior to the date hereof and any additional units of preferred Partnership Interest issued pursuant to this Agreement.

          "Profits" and "Losses" shall mean for each fiscal year or portion thereof an amount equal to the Partnership's items of taxable income or loss for such year or period, determined in accordance with section 703(a) of the Code with the following adjustments:

          (i) any income which is exempt from Federal income tax and not otherwise taken into account in computing Net Profits or Net Losses shall be added to (or subtracted from) taxable income (or loss);

          (ii) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, will be subtracted from (or added to) taxable income (or loss);

          (iii) in the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of Gross Asset Value contained in this Section 2, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses;

          (iv) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

          (vi) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner's Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits and Losses; and

          (vii) any items specifically allocated pursuant to Section 7.3 or
      Section 7.4 hereof shall not be considered in determining Profits or Losses.

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          "Real Estate Investment Trust" shall mean such term as defined in
Section 856 of the Code.

          "Regulations" shall mean the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "REIT Requirements" is defined in Section 5(C) hereof.

          "Unit Certificates" is defined in Section 3.2(A) hereof.

          3.    Capital.
                -------

          3.1 Initial Capital. The Partners have previously made the Capital Contributions set forth on Annex B:

          3.2    Issuance of Partnership Interests.


          A. Outstanding Partnership Interests; Certificates. The aggregate total of all Partnership Interests outstanding as of the date of this Agreement is set forth on Annex A. Such Partnership Interests may, but shall not be required to be, represented by certificates ("Unit Certificates") indicating each Partner's Partnership Interests. In the event the General Partner issues a class of Partnership Interests other than OP Units, the Unit Certificates representing Partnership Interests of such class shall indicate the class, terms, preferences and other restrictions or rights of such class of Partnership Interests.

          B. Additional Issuances of Partnership Interests. From time to time, the General Partner, subject to the provisions of this Section 3.2(B) and
Section 3.2(D), shall cause the Partnership to issue additional Partnership Interests (i) to existing or newly-admitted Partners (including itself) in exchange for the contribution by a Partner (the "Contributing Partner") of additional Capital Contributions to the Partnership, or (ii) to the General Partner upon the issuance by the General Partner of (x) additional common shares of beneficial interest in the General Partner ("Common Shares") not in connection with the exchange of OP Units as provided in Section 3.8 hereof, or
(y) other capital shares, whether common or preferred (together with Common Shares, the "Securities") provided that any net proceeds received by the General Partner as a result of the issuance of such additional Securities are contributed to the Partnership as additional Capital Contributions, in accordance with Section 3.3(B) hereof (it being understood that the General Partner may issue Common Shares in connection with the General Partner's 1993 Share Option Plan, the General Partner's Restricted Share Plan and employee incentive plans that may, from time to time, be in effect, without receiving any proceeds and that the issuance of such shares shall nonetheless entitle the General Partner to additional OP Units).


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          The number of Partnership Interests issued to the Contributing Partner under clause (i) of this Section 3.2(B) shall be equal to either (a) such amount as may be fixed by agreement between the General Partner, in the General Partner's sole discretion, and the Contributing Partner or (b) the quotient (rounded to the nearest whole number) arrived at by dividing (x) the Gross Asset Value of the property contributed as additional Capital Contributions (net of any debt to which such property is subject or assumed by the Partnership in connection with such contribution) by (y) the Market Price (as hereinafter defined). The number of OP Units issued to the General Partner under clause (ii) of this Section 3.2(B) shall be equal to the number of Common Shares issued. As used in this Section 3.2(B), "Market Price" means the average, for the most recent twenty (20) trading days for the Common Shares preceding the date on which such OP Units are to be issued pursuant to this Section 3.2(B), of the last reported sale price per Common Share at the close of trading on each such date as reported by the Wall Street Journal (New York Edition) or such other reputable stock price reporting service as may be selected by the General Partner.

          Any additional Partnership Interests which may be issued may be OP Units or other Partnership Interests in one or more classes, or one or more series of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties which may be senior, pari passu or junior to OP Units, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including, without limitation (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided that no such additional Partnership Interests shall be issued to the General Partner unless either
(A)(1) the additional Partnership Interests are issued in connection with the issuance of shares of Securities by the General Partner, which Securities have designations, preferences and other rights such that the economic interests attributed to such Securities are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 3.2(B), and (2) subject to any exceptions set forth in this Section 3.2(B), the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of the General Partner, or
(B) the additional Partnership Interests are issued to all the Partners in proportion to their respective Percentage Interests.

          C. Percentage Interest Adjustments. In the event that the Partnership issues additional Partnership Interests (including additional classes of Partnership Interests, (but excluding OP Units issued upon the redemption of Preferred Units), the General Partner shall allocate to such additional Partnership Interests a Percentage Interest in the Partnership equal to a fraction, the numerator of which is equal to either (a) such amount as may be fixed by agreement between the General Partner, in the General Partner's sole discretion, and the Contributing Partner or (b) the amount of cash, if any, plus the Gross Asset Value of the

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property, if any, contributed as additional Capital Contributions (net of any debt to which such property is subject or assumed by the Partnership in connection with such contribution) with respect to such additional Partnership Interests and the denominator of which is equal to the fair market value (as determined by the General Partner as of the date of such contribution taking into account such contribution) of all the Partnership Interests for all outstanding classes of Partnership Interests (including such additional Partnership Interests). To the extent that any such issuance of additional Partnership Interests results in an overall decrease (the "Percentage Decrease") in the aggregate Percentage Interests in the Partnership represented by all of the Partnership Interests that were outstanding before the issuance of the additional Partnership Interests, the Percentage Decrease shall be allocated among the classes of Partnership Interests outstanding prior to the issuance of the additional Partnership Interests in accordance with such classes' respective Percentage Interests in the Partnership as determined prior to the issuance of the additional Partnership Interests. Similarly, to the extent that a redemption by the General Partner of any Partnership Interests for cash results in an overall increase (the "Percentage Increase") in the aggregate Percentage Interests in the Partnership represented by the remaining Partnership Interests outstanding after the redemption (the "Remaining Interests"), the Percentage Increase shall be allocated among the classes of Remaining Interests by multiplying the Percentage Increase by a fraction equal to the aggregate pre-redemption Percentage Interests of all Remaining Interests of the particular class divided by the aggregate pre-redemption Percentage Interests of all Remaining Interests of all classes. Upon the redemption of any Preferred Units for OP Units, the aggregate Percentage Interest allocated to that class of Preferred Units shall be reduced by the total Percentage Interests attributable to the redeemed Preferred Units (the "Preferred Redemption Percentage"), and the aggregate Percentage Interest allocated to the OP Units shall be increased by that Preferred Redemption Percentage.

          D. From time to time, the General Partner shall cause the Partnership to issue additional general Partnership Interests to the General Partner in connection with the issuance by the General Partner of additional Common Shares in exchange for OP Units as provided in Section 3.8 hereof. The amount of general Partnership Interests issued under this Section 3.3(D) shall be equal to the amount of OP Units exchanged for Common Shares (subject to the anti-dilution protections set forth in Section 3.8).

          E. If the Common Shares (or any other class of Securities of the General Partner for which a class of Partnership Interests may be redeemed) undergoes any split or reverse split, then without further action or consent by the General Partner or any Limited Partner, each corresponding class of Partnership Interests that is redeemable for Securities shall be split or combined in accordance with the same ratio used to split or combine the Securities. For example, if the Common Shares undergo a reverse 2 for 1 split (i.e. every two shares of old Common Shares are converted into one share of new Common Shares) then the corresponding class of Partnership Interests that are redeemable for such Common Shares shall undergo a similar reverse split (i.e. every two old OP Units shall be converted into one new OP Unit). Similarly, if any class of Partnership Interests into which another class of

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Partnership Interests is convertible undergoes any split or reverse split, then without further action or consent by the General Partner or any Limited Partner the latter class of Partnership Interests shall be split or combined in accordance with the same ratio used to split or combine the first class of Partnership Interests.

          3.3 Additional Capital.

          A.    No Partner shall be assessed or, except as provided for in
Section 3.3(B) below, required to contribute additional funds or other property to the Partnership. Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole discretion, may, at the option of the General Partner and without an obligation to do so (except as provided for in Section 3.3(B) below), be contributed by the General Partner as additional Capital Contributions. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional Partnership Interests as provided for in Section 3.2(B) above. The General Partner shall also have the right (but not the obligation) to raise any additional funds required for the Partnership by causing the Partnership to borrow the necessary funds from third parties on such terms and conditions as the General Partner shall deem appropriate in its sole discretion. If the General Partner elects to cause the Partnership to borrow the additional funds, it may cause one or more of the Partnership's assets to be encumbered to secure the loan. Except as provided for in Section 3.3(C) below, no Limited Partner shall have the right to contribute additional Capital Contributions to the Partnership without the prior written consent of the General Partner.

          B. (i) The net proceeds of any and all funds raised by or through the General Partner through the issuance of additional Securities shall be contributed to the Partnership as additional Capital Contributions, and in such event the General Partner shall be issued additional Partnership Interests pursuant to Section 3.2(B) above.

              (ii) If the Partnership requires funds at any time or from time to time in excess of funds available to the Partnership through borrowings and prior or additional Capital Contributions, the General Partner may, but shall not be required to, borrow such funds from a financial institution or other lender or through public debt offerings and lend such funds to the Partnership on the same terms and conditions as are applicable to the General Partner.

          C. So long as a dividend reinvestment plan is in effect for the holders of the Common Shares, each Limited Partner shall have the right to reinvest any or all cash distributions payable to it from time to time pursuant to this Agreement by having some or all (as the Limited Partner elects) of such distributions contributed to the Partnership as additional Capital Contributions, and in such event the Partnership shall issue to each such Limited Partner additional OP Units pursuant to Section 3.2(B) above. The General Partner shall create and administer a reinvestment program to effect the foregoing in substantial

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conformance with any dividend reinvestment program available from time to time to holders of the Common Stock.

          3.4 Capital Accounts. A separate capital account("Capital Account") shall be maintained for each Partner.

          A. To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specifically allocated pursuant to Section 7.3 or Section 7.4 hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership property distributed to such Partner.

          B. To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses which are specifically allocated pursuant to Section 7.3 or Section 7.4 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

          C. In the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement (including a transfer of OP Units in exchange for Common Shares of the General Partner, pursuant to
Section 3.8), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

          D. In determining the amount of any liability for purposes of Sections 3.4(A) and 3.4 (B) hereof, there shall be taken into account Code
Section 752(c) and any other applicable provisions of the Code and Regulations.

          E. This Section 3.4 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, or the Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Partner pursuant to Section 14 hereof upon the dissolution of the Partnership or would otherwise not have a material adverse effect on any Partner or any Partner's Capital Account. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the

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Partnership's balance sheet, as computed for book purposes, in accordance with
Regulations Section 1.704-1(b) (2) (iv) (g), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b), provided, that such adjustments or modifications, to the extent they may be made in the discretion of the General Partner, shall not, either singly or in the aggregate, have a material adverse effect on any Partner or any Partner's Capital Account.

          3.5    Interest on and Return of Capital.

          A. No Partner shall be entitled to any interest on its Capital Account or on its contributions to the capital of the Partnership.

          B. Except as expressly provided for in this Agreement, not Partner shall have the right to demand or to receive the return of all or any part of his capital contributions to the Partnership and there shall be no priority of one Partner over the other as to the return of capital contributions or withdrawals or distributions of profits and losses. No Partner shall have the right to demand or receive property other than cash in return for the contributions of such Partner to the Partnership.

          3.6 Negative Capital Accounts. No Partner shall be required to pay to the Partnership any deficit or negative balance which may exist in its Capital Account.

          3.7 Limit on Contributions and Obligations of Partners. Neither the Limited Partners nor the General Partner shall be required to make any additional advance or contributions to or on behalf of the Partnership or to endorse any obligations of the Partnership.

          3.8 Conversion of OP Units. Subject to the further provisions of this Section 3.8, the General Partner hereby grants to each Limited Partner the right to exchange any or all of the OP Units held by that Partner for Common Shares, with one OP Unit being exchangeable for one Common Share. Such right may be exercised by a Limited Partner at any time and from time to time upon not less than ten (10) days prior written notice to the General Partner or at such times as may be otherwise agreed to by the Limited Partner, on the one hand, and the Partnership or the General Partner, on the other hand. The General Partner shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the exchange of OP Units for Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding OP Units not owned by the General Partner. No Limited Partner shall, by virtue of being the holder of one or more OP Units, be deemed to be a shareholder of or have any other interest in the General Partner. The exchange of OP Units for Common Shares described in this Section 3.8 may be effected by the contribution of Common Shares from the General Partner to the Partnership and the redemption by the Partnership of OP Units held by a Limited Partner. In the event of any change in the outstanding Common Shares by reason of any share

796300.10
                                      -12-
dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the number of OP Units held by each Partner shall be proportionately adjusted so that one OP Unit remains exchangeable for one Common Share without dilution. In the event the General Partner issues any Common Shares in exchange for OP Units pursuant to this
Section 3.8, any such OP Units so acquired by the General Partner shall immediately thereafter be canceled by the Partnership and the Partnership shall issue to the General Partner new OP Units pursuant to Section 3.2(B)(ii) hereof. Notwithstanding the foregoing provisions of this Section 3.8, a Limited Partner shall not have the right to exchange OP Units for Common Shares if (i) in the opinion of counsel for the General Partner, the General Partner would, as a result thereof, no longer qualify (or it would be likely that the General Partner no longer would qualify) as a Real Estate Investment Trust; (ii) such exchange would, in the opinion of counsel for the General Partner, constitute or be likely to constitute a violation of applicable securities laws; or (iii) such exchange would result in a Limited Partner exceeding the ownership limitation provisions in the Declaration of Trust of the General Partner, as such provisions shall then be in effect. If the General Partner is unable to issue Common Shares in accordance with this Section 3.8, it shall cause the Partnership to redeem the requested OP Units for cash for an amount equal to the Market Price (as defined in Section 3.2(B)) calculated as if one OP Unit equaled one Common Share (subject to the anti-dilution protections set forth in this Section 3.8).

          No fractional Common Shares shall be issued in return for OP Units. If more than one OP Unit shall be requested to be redeemed at the same time by the same Limited Partner, the number of full Common Shares that shall be issuable upon the redemption thereof shall be computed on the basis of the aggregate number of Common Shares represented by the OP Units so presented. If any fraction of a Common Share would, except for the provisions of this Section 3.8, be issuable on the redemption of any OP Units (or specified portion thereof), the General Partner shall pay an amount in cash equal to the Market Price (determined as of the trading day immediately preceding the date upon the closing of the conversion of the OP Units is to occur), multiplied by such fraction.

          4. Principal Office. The principal office of the Partnership shall be located at the principal office of the General Partner, or at such other place as the General Partner may designate after giving written notice of such designation to the other Partners.

          5. Purpose and Powers of the Partnership.
             -------------------------------------

          A. The purposes of the Partnership shall be to acquire, purchase, own, operate, manage, develop, redevelop, construct, improve, invest in, finance, refinance, sell, lease and otherwise deal with real property and assets related thereto, and interests therein (including, without limitation, debt), whether directly or indirectly, alone or in association with others. The purposes of the Partnership include, but are not limited to:


796300.10
                                      -13-

          (i) acquiring, developing, operating, leasing and managing real property and conducting any other lawful business relating thereto;

          (ii) mortgaging, exchanging, selling, encumbering or otherwise disposing of all or any part of a real property or any interest therein;

          (iii) constructing, reconstructing, altering, modifying and subtracting from or adding to a real property or any part thereof;

          (iv) organizing and holding partnership interests in partnerships owning or otherwise having an interest in, whether directly or indirectly, one or more real properties; and

          (v) in general, the making of any investments or expenditures, the borrowing and lending of money and the taking of any and all actions which are incidental or related to any of the purposes recited above.

          It is agreed that each of the foregoing is an ordinary part of the Partnership's business and affairs. Property may be acquired subject to, or by assuming, the liens, encumbrances, and other title exceptions which affect such property. The Partnership may also be a partner, general or limited, in partnerships, general or limited, and joint ventures created to accomplish all or any of the foregoing.

          B. The Partnership purposes may be accomplished by taking any action which is not prohibited under the Act and which is related to the acquisition, ownership, development, improvement, operation, management, financing, leasing, exchanging, selling or otherwise encumbering or disposing of all or any portion of the assets of the Partnership, or any interest therein.

          C. Notwithstanding anything to the contrary contained in this Agreement, for so long as Acadia Realty Trust is a Partner, the Partnership shall operate in such a manner and the Partnership shall take or omit to take all actions as may be necessary (including making appropriate distributions from time to time), so as to permit Acadia Realty Trust (i) to continue to qualify as a Real Estate Investment Trust under Sections 856 through 860 of the Code so long as such requirements exist and as such provisions may be amended from time to time, or corresponding provisions of succeeding law (the "REIT Requirements"), and (ii) to minimize its exposure to the imposition of an excise tax under Section 4981(a) of the Code or a tax under Section 857(b) (5) of the Code, so long as such taxes may be imposed and as such provisions may be amended from time to time, or corresponding provisions of succeeding law, each of (i) and (ii) to at all times be determined (a) as if Acadia Realty Trust's sole asset is its Partnership Interest, and (b) without regard to the action or inaction of Acadia Realty Trust with respect to distributions (by way of dividends or otherwise) and the timing thereof. In addition, the Partnership shall take no action with respect to a sale, exchange or other disposition of any

796300.10
                                      -14-
property owned by the Partnership with respect to which a material issue exists as to whether such sale, exchange or other disposition would cause Acadia Realty Trust to incur a prohibited transaction tax under Section 857(b) (6) of the Code.

          D. Without the consent of all of the Limited Partners affected thereby, the General Partner may not change its policy of holding its assets and conducting its business solely through the Partnership or structure any transactions described in Section 5(E) or 5(F) in a manner which will change the General Partner's policy of holding its assets and conducting its business through the Partnership (or the Surviving Partnership (defined below), if applicable)), if the result of such transaction is the recognition of gain for federal income tax purposes by such Limited Partners.

          E. Whether or not Section 5(D) hereof is applicable, the General Partner shall not, unless Section 5(F) is applicable, engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or similar transaction (each a "Termination Transaction"), unless such Termination Transaction is one in connection with which each Limited Partner either will receive, or will have the right to elect to receive, for each OP Unit held by such Limited Partner, an amount of cash, securities, or other property equal to the product of the number of Common Shares into which such OP Unit is convertible (or in the case of a Series A Preferred Unit, the number of OP Units into which such Series A Preferred Unit is convertible) and the greatest amount of cash, securities or other property paid to a holder of one Common Share in consideration of one Common Share pursuant to the terms of the Termination Transaction; provided that; if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding Common Shares, each holder of OP Units (but not Series A Preferred Units or any other class of Partnership Interests that is not directly redeemable for Common Shares) shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its exchange right (as set forth in Section 3.8) and received Common Shares in exchange for its OP Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated.

          F. Whether or not Section 5(D) hereof is applicable, the General Partner may merge, or otherwise combine its assets, with another entity without satisfying the requirements of Section 5(E) hereof if: (i) immediately after such merger or other combination, substantially all of the assets directly or indirectly owned by the surviving entity, other than OP Units held by such General Partner, are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (ii) the Limited Partners own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership (as determined

796300.10
                                      -15-
pursuant to Section 5(G)) and the relative fair market value of the other net assets of the Surviving Partnership (as determined pursuant to Section 5(G)) immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges of each class of Limited Partners in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (iv) such rights of the Limited Partners include the right to exchange their interests in the Surviving Partnership for at least one of: (A) the consideration available to such Limited Partners pursuant to Section 5(E), or
(B) if the ultimate controlling person of the Surviving Partnership has publicly traded common equal securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 5(G)) and the Common Shares.

          G. In connection with any transaction permitted by Section 5(E) or 5(F), the relative fair market values shall be reasonably determined by the General Partner in good faith as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transactions.

          6. Term. The term of the Partnership shall continue until the Partnership is terminated upon the occurrence of an event described in
Section 14.1 below.

          7. Allocations.
             -----------

          7.1 Profits. After giving effect to the special allocations set forth in Sections 7.3 and 7.4 hereof, Profits for any fiscal year shall be allocated among the Partners in proportion to their respective Percentage Interests.

          7.2 Losses.

          A. After giving effect to the special allocations set forth in Sections 7.3 and 7.4 hereof, Losses for any fiscal year shall be allocated among the Partners in proportion to their respective Percentage Interests.

          B. The Losses allocated pursuant to Section 7.2(A) hereof shall not exceed the maximum amount of Losses that can be so allocated without causing any Limited Partner to have an Adjusted Capital Account Deficit at the end of any fiscal year. All Losses in excess of the limitations set forth in this Section 7.2(B) shall be allocated to the General Partner.

          7.3 Special Allocations. Subject to Section 7.6 hereof, the following special allocations shall be made in the following order:

          A. Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding any other provision of this
Section 7, if there

796300.10
                                      -16-
is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6) and 1.704-2(j)(2). This Section 7.3(A) is intended to comply with minimum gain chargeback requirements in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

          B. Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this
Section 7, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt determined in accordance with Regulations Section 1.704-2(i) (5) shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2 (i) (4). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i) (4) and 1.704-2(i) (2). This Section 7.3(B) is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(i) (4) and shall be interpreted consistently therewith.

          C. Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b) (2) (ii) (d) (4), Section 1.704-1(b)(2) (ii)
(d) (5), or Section 1.704-1(b) (2) (ii) (d) (6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 7.3(C) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for this Section 7 have been tentatively made, as if this Section 7.3(C) were not in the Agreement.

          D. Gross Income Allocation. In the event any Partner has an Adjusted Capital Account Deficit at the end of any Partnership fiscal year, each such Partner shall be specifically allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.3 (D) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 7 have been made as if
Section 7.3(C) hereof and this Section 7.3(D) were not in the Agreement.

          E. Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year shall be allocated among the Partners in accordance with their respective Percentage Interests.

796300.10
                                      -17-

          F. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i) (1).

          G. Section 754 Adjustments. The Partnership shall make a timely election under Section 754 such that the General Partner may adjust the tax basis of the Partnership assets pursuant to Section 743(b), if appropriate, upon an exchange of OP Units for Common Shares. In addition, to the extent an adjustment to the adjusted tax basis of any Partnerships asset pursuant to Code Sections 734(b) or 743(b) is required, pursuant to Regulations Section 1.704-1(b) (2) (iv) (m) to be taken into account in determining Capital Accounts as a result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specifically allocated to the Partner in accordance with such Partner's Percentage Interest in the event that Regulations Section 1.704-1(b)
(2) (iv) (m) (2) applies, or the Partners to whom such distribution was made in the event that Regulations Section 1.704-1(b) (2) (iv) (m) (4) applies.

          H. Allocations with Respect to Partnership Interests other than OP Units. In the event the Partnership issues additional classes of Preferred Units or other classes of Partnership Interests other than OP Units, then the General Partner shall determine, in its sole discretion, the Profits and Losses attributable to each class (subject to the requirement that the Profits attributed to any class must bear a reasonable relationship to the amount of cash distributions to that class) and shall allocate the Profits and Losses of each class of Partnership Interests among the Partners in such class in proportion to their respective percentage interests in such class, after giving effect to any and all special allocations set forth in Sections 7.3 and 7.4 above.

          7.4 Curative Allocations. The allocations set forth in Sections 7.2(B), 7.3(A), 7.3(B), 7.3(C), 7.3(D), 7.3(E), 7.3(F) and 7.3(G) hereof (the
"Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Sections 704(b) and 514(c) (9) (E) of the Code. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 7.4. Therefore, notwithstanding any other provision of this Section 7 (other than the Regulatory Allocations and Section 7.6), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 7.1 and 7.2(A), and

796300.10
                                      -18-
so that, to the greatest extent possible, such allocations comply with the Regulations under Code Section 514(c) (9) (E). In exercising its discretion under this Section 7.4, the General Partner shall take into account future Regulatory Allocations under Section 7.3 (A) and 7.3(B) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 7.3(E) and 7.3(F).

          7.5 Other Allocation Rules.

          A. For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner using any permissible method under Code Section 706 and the Regulations thereunder.

          B. The Partners are aware of the income tax consequences of the allocations made by this Section 7 and hereby agree to be bound by the provisions of this Section 7 in reporting their shares of Partnership income and loss for income tax purposes.

          C. Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a) (3), the Partners' interests in Partnership Profits are equal to their respective Percentage Interests.

          7.6 Tax Allocations: Code Section 704(c).

          A. Notwithstanding any other provision herein to the contrary, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value in accordance with Code Section 704(c) and Regulations Section 1.704-3 using the "traditional method" unless otherwise determined by the General Partner and the Contributing Partner.

          B. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of "Gross Asset Value" contained in Section 2 hereof, subsequent allocations of income gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as set forth in Section 7.6A above.

          C. Allocations pursuant to this Section 7.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision in this Agreement.


796300.10
                                      -19-

          8. Cash Available for Distribution.
             -------------------------------

          8.1 Operating Cash Flow. As used in this Agreement, "Operating Cash Flow" shall mean and be defined as all cash receipts of the Partnership from whatever source (but excluding Capital Cash Flow and proceeds of Capital Contributions) during the period in question in excess of all items of Partnership expense (including prepaid expense, financing costs and similar items but excluding non-cash expenses such as depreciation and costs and expenses paid with Capital Contributions) and other cash needs of the Partnership, including, without limitation, amounts paid by the Partnership as principal on debts and advances, during such period, capital expenditures and any reserves (as reasonably determined by the General Partner) established or increased during such period provided that the expenses listed in Section 8.2 shall not be considered expenses under this Section 8.1. In the discretion of the General Partner, reserves may include cash held for future acquisitions. Operating Cash Flow shall be distributed to or for the benefit of the Partners not less frequently than annually, and shall be distributed (i) first, to holders of any class of Preferred Units in accordance with their Percentage Interests in an amount equal to all preferential distributions on such Preferred Units as set forth in the Unit Certificate for such class and at the times set forth therein, and (ii) thereafter, to the extent of the remaining amount, to and among the other Partners in accordance with their respective Percentage Interests; or

          8.2 Capital Cash Flow. As used in this Agreement, "Capital Cash Flow" shall mean and be defined as collectively (a) gross proceeds realized in connection with the sale of any assets of the Partnership, (b) gross financing or refinancing proceeds, (c) gross condemnation proceeds (excluding condemnation proceeds applied to restoration of remaining property) and (d) gross insurance proceeds (excluding rental insurance proceeds or insurance proceeds applied to restoration of property), less (a) closing costs, (b) the cost to discharge any Partnership financing encumbering or otherwise associated with the asset(s) in question, (c) the establishment of reserves (as determined by the General Partner, and which may include cash held for future acquisitions), and (d) other expenses of the Partnership then due and owing. Subject to Section 14.2 below, if applicable, Capital Cash Flow shall be distributed to or for the benefit of the Partners not less frequently than annually and in any event as provided in the Unit Certificate and shall be distributed first to the holders of Preferred Units in the order of their preference and next to the other Partners, in accordance with the respective Percentage Interests of the Partners on the date of such distribution.

          8.3 Consent to Distributions. Each of the Partners hereby consents to the distributions provided for in this Agreement. The General Partner shall determine, in accordance with the terms of this Agreement and the Unit Certificates, the amounts to be distributed to the Partners from time to time.


796300.10
                                      -20-

          8.4 Distributions to General Partner's Shareholders. To the extent available after providing for the preferences and the rights of the Partners, Operating Cash Flow and Capital Cash Flow shall be distributed to the General Partner in the amount necessary to satisfy the payment of distributions to the General Partner's shareholders as such distributions are determined by the General Partner.

          8.5 Additional Classes of Partnership Interests. Notwithstanding the foregoing provisions of this Article 8, in the event the Partnership issues additional classes of Partnership Interests other than OP Units, then the General Partner shall determine, in its sole discretion (subject to Section 7.3(H)), the amount of distributions of Operating Cash Flow and Capital Cash Flow attributable to each class in accordance with the Unit Certificates and shall distribute such Operating Cash Flow and Capital Cash Flow to each class of Partnership Interests among the Partners in such class in proportion to their respective Percentage Interests in such class or otherwise as required pursuant to the terms of such Partnership Interests.

          9. Management of Partnership.
             -------------------------

          9.1 General Partner. The General Partner shall be the sole manager of the Partnership business, and shall have the right and power to make all decisions and take any and every action with respect to the property, the business and affairs of the Partnership and shall have all the rights, power and authority generally conferred by law, or necessary, advisable or consistent with accomplishing the purposes of the Partnership. All such decisions or actions made or taken by the General Partner hereunder shall be binding upon all of the Partners and the Partnership. The powers of the General Partner to manage the Partnership business shall include, without limitation, the power and authority to:

          (i) operate any business normal or customary for the owner of or investor in real properties;

          (ii) perform any and all acts necessary or appropriate to the operation of the Partnership assets, including, but not limited to, applications for rezoning, objections to rezoning of other property and the establishment of bank accounts in the name of the Partnership;

          (iii) procure and maintain with responsible companies such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partner;

          (iv) take and hold all real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee;

          (v) execute and deliver leases on behalf of and in the name of the Partnership;

796300.10
                                      -21-

          (vi) borrow money, finance and refinance the assets of the Partnership or any part thereof or interest therein and in connection with such borrowing, execute and deliver documents that evidence and secure the loans which permit the holders of the loans to confess judgment against the Partnership;

          (vii) coordinate all accounting and clerical functions of the Partnership and employ such accountants, lawyers, property managers, leasing agents and other management or service personnel as may from time to time be required to carry on the business of the Partnership;

          (viii) acquire, encumber, sell, ground lease or otherwise dispose of any or all of the assets of the Partnership, or any part thereof or interest therein; and

          (ix) organize one or more partnerships or corporations which are controlled, directly or indirectly, by the Partnership and make any capital contributions required pursuant to the partnership agreements of any such partnerships.

          9.2 Limitations on Powers and Authorities of Partners. Notwithstanding the powers of the General Partner set forth in Section 9.1 above, no Partner shall have the right or power to do any of the following:

          (i) do any act in contravention of this Agreement, or any amendment hereto; or

          (ii) do any act which would make it impossible to carry on the ordinary business of the Partnership, except to the extent that such act is specifically permitted by the terms hereof (it being understood and agreed that, except as hereafter provided in this Section 9.2, a sale of any or all of the assets of the Partnership, for example, would be an ordinary part of the Partnership's business and affairs and is specifically permitted hereby; or

          9.3 Limited Partners. The Limited Partners shall have no right or authority to act for or to bind the Partnership and no Limited Partner shall participate in the conduct or control of the Partnership's affairs or business; provided, however, that the exercise of the Limited Partners' rights under this Agreement shall not be considered to be participation in such conduct or control.

          9.4 Liability of General Partner. The General Partner shall not be liable or accountable, in damages or otherwise, to the Partnership or to any other Partner for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing hereafter in connection with the business and affairs of the Partnership except (i) in the

796300.10
                                      -22-
case of fraud, willful misconduct (such as an intentional breach of fiduciary duty or an intentional breach of this Agreement) or gross negligence, and (ii) for other breaches of this Agreement, but the liability of the General Partner under this clause (ii) shall be limited to its interest in the Partnership as more particularly provided for in Section 9.8 below. The General Partner shall not have any personal liability for the return of any Limited Partner's capital.

          9.5 Indemnity. The Partnership shall indemnify and shall hold the General Partner (and the officers and directors thereof) harmless from any loss or damage, including without limitation reasonable legal fees and court costs, incurred by it by reason of anything it may do or refrain from doing hereafter for and on behalf of the Partnership or in connection with its business or affairs; provided, however, that (i) the Partnership shall not be required to indemnify the General Partner (or any officer or director thereof) for any loss or damage which it might incur as a result of its fraud, willful misconduct or gross negligence in the performance of its duties hereunder and (ii) this indemnification shall not relieve the General Partner of its proportionate part of the obligations of the Partnership as a Partner. The right of indemnification set forth in this Section 9.5 shall be in addition to any rights to which the person or entity seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors and assigns or any such person or entity. No Partner shall be personally liable with respect to any claim for indemnification pursuant to this Section 9.5, but such claim shall be satisfied solely out of assets of the Partnership. Notwithstanding the foregoing provisions of this Section 9.5, the General Partner shall be entitled to reimbursement by the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former directors of the General Partner or its predecessors, as provided for in or pursuant to the Articles of Incorporation and By-Laws of the General Partner.

          9.6 Other Activities of Partners and Agreements with Related Parties. The General Partner shall devote its full-time efforts in furtherance of the Partnership business and shall conduct all of its activities exclusively through the Partnership and shall not conduct or engage in any way in any other business; provided, however, that the General Partner may enter into or conduct business through a wholly owned subsidiary or otherwise if such business is in connection with, or incidental to, the management of the business of the Partnership. Except as may otherwise be agreed to in writing, each Limited Partner, and its affiliates, shall be free to engage in, to conduct or to participate in any business or activity whatsoever, including, without limitation, the acquisition, development, management and exploitation of real and personal property (other than property of the Partnership), without any accountability, liability or obligation whatsoever to the Partnership or to any other Partner, even if such business or activity competes with or is enhanced by the business of the Partnership. The General Partner, in the exercise of its power and authority under this Agreement, may contract and otherwise deal with or otherwise obligate the Partnership to entities in which the General Partner or any one or more of the officers, directors or shareholders of the General Partner may have an ownership or other financial interest, whether direct or indirect; provided, however, that without the approval of a majority of the disinterested trustees of the General

796300.10
                                      -23-

Partner, the General Partner will not (i) acquire from or sell to any trustee, officer or employee of the General Partner or the Partnership, or any person in which a trustee, officer or employee of the General Partner or the Partnership owns more than a 1% interest, or acquire from or sell to any affiliate of any of the foregoing, any of the assets or other property of the General Partner, (ii) make any loan to or borrow from any of the foregoing persons, (iii) engage in any other transaction with any of the foregoing persons or (iv) dispose of any of the initial 31 properties set forth on Schedule B hereto; provided further that the foregoing shall not affect , or be deemed a waiver by the Limited Partners of, the General Partner's fiduciary obligations to the Partnership.

          9.7 Other Matters Concerning the General Partner.

          A. The General Partner shall be protected in relying, acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          B. The General Partner may exercise any of the powers granted or perform any of the duties imposed by this Agreement either directly or through agents. The General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers and other consultants selected by it, each of whom may serve as consultants for the Partnership. An opinion by any consultant on a matter which the General Partner believes to be within its professional or expert competence shall be full and complete protection as to any action taken or omitted by the General Partner based on the opinion and taken or omitted in good faith. The General Partner shall not be responsible for the misconduct, negligence, acts or omissions of any consultant or contractor of the Partnership or of the General Partner, and shall assume no obligations other than to use due care in the selection of all consultants and contractors.

          C. No mortgagee, grantee, creditor or any other person dealing with the Partnership shall be required to investigate the authority of the General Partner or secure the approval of or confirmation by any Limited Partner of any act of the General Partner in connection with the conduct of the Partnership business.

          D. The General Partner may retain such persons or entities as it shall determine (subject to Section 9.6, including the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) to provide services to or on behalf of the Partnership. The General Partner shall be entitled to reimbursement from the Partnership for its out-of-pocket expenses (subject to Section 9.6, including, without limitation, amounts paid or payable to the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) incurred in connection with Partnership business. Such expenses shall be deemed to include those expenses required in connection with the administration of the Partnership such as the maintenance of Partnership books and records,

796300.10
                                      -24-
management of the Partnership property and assets and preparation of information respecting the Partnership needed by the Partners in the preparation of their individual tax returns.

          9.8 Partner Exculpation.

          A. Except for fraud, willful misconduct and gross negligence, no Partner shall have any personal liability whatever, whether to the Partnership or to the other Partner, for the debts or liabilities of the Partnership or its obligations hereunder, and the full recourse of the other Partner shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no officer, director or shareholder of the General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct and gross negligence, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers of each Partner solely as officers of the same and not in their own individual capacities. No advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of any Partner (or of any Partner of a Partner) shall be personally liable in any matter or to any extent under or in connection with this Agreement, and the Partnership, each Partner and their respective successors and assigns shall look solely to the interest of the other Partner in the Partnership for the payment of any claim or for any performance hereunder.


          9.9    General Partner Expenses and Liabilities.

          A. All costs and expenses incurred by the General Partner in connection with its activities as the General Partner hereunder, all costs and expenses incurred by the General Partner in connection with its continued corporate existence, qualification as a Real Estate Investment Trust under the Code and otherwise, and all other liabilities incurred or suffered by the General Partner in connection with the pursuit of its business and affairs as contemplated hereunder and in connection with its activities as the General Partner hereunder, shall be paid (or reimbursed to the General Partner, if paid by the General Partner) by the Partnership.

          B. Notwithstanding any provisions to the contrary set forth in this Agreement, the amount of any distributions, payments or reimbursements pursuant to this Agreement to the General Partner shall be reduced by any amount derived by the General Partner from any investments owned directly by the General Partner (including without limitation amounts derived from its ownership of those subsidiaries described in Section 9.6).


796300.10
                                      -25-

          C. Notwithstanding anything contained herein to the contrary, if the proceeds actually received and thereafter contributed to the Partnership by the General Partner pursuant to any additional issuance as described in
Section 3.2(B) are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have reimbursed the General Partner pursuant to this Section 9.9 for the amount of such underwriter's discount or other expenses.

          10. Banking. The funds of the Partnership shall be kept in accounts designated by the General Partner and all withdrawals therefrom shall be made on such signature or signatures as shall be designated by the General Partner.

          11. Accounting.
              ----------

          11.1 Fiscal Year. The fiscal year of the Partnership shall end on the last day of December of each year, unless another fiscal year end is selected by the General Partner.

          11.2 Books of Account. The Partnership books of account shall be maintained at the principal office designated in Section 4 above or at such other locations and by such person or persons as may be designated by the General Partner. The Partnership shall pay the expense of maintaining its books of account. Each Partner shall have, during reasonable business hours and upon reasonable prior notice, access to the books of the Partnership and in addition, at its expense, shall have the right to copy such books. The General Partner, at the expense of the Partnership, shall cause to be prepared and distributed to the Partners annual financial data sufficient to reflect the status and operations of the Partnership and its assets and to enable each Partner to file its federal income tax return.

          11.3 Method of Accounting. The Partnership books of account shall be maintained and kept, and its income, gains, losses and deductions shall be accounted for, in accordance with sound principles of accounting consistently applied, or such other method of accounting as may be adopted hereafter by the General Partner. All elections and options available to the Partnership for Federal or state income tax purposes shall be taken or rejected by the Partnership in the sole discretion of the General Partner.

          11.4 Section 754 Election. In case of a distribution of property made in the manner provided in Section 734 of the Code (or any similar provision enacted in lieu thereof), or in the case of a transfer of any interest in the Partnership permitted by this Agreement made in the manner provided in Section 743 of the Code (or any similar provision enacted in lieu thereof), the General Partner, on behalf of the Partnership, may, in its sole discretion, file an election under Section 754 of the Code (or any similar provision enacted in lieu thereof) in accordance with the procedures set forth in the applicable Regulations.

796300.10
                                      -26-

          11.5 Tax Matters Partner. The General Partner is hereby designated the Tax Matters Partner (hereinafter referred to as the "TMP") of the Partnership and shall have all the rights and obligations of the TMP under the Code.

          11.6 Administrative Adjustments. If the TMP receives notice of a Final Partnership Administrative Adjustment (the "FPAA") or if a request for an administrative adjustment made by the TMP is not allowed by the United States Internal Revenue Service (the "IRS") and the IRS does not notify the TMP of the beginning of an administrative proceeding with respect to the Partnership's taxable year to which such request relates (or if the IRS so notifies the TMP but fails to mail a timely notice of an FPAA), the TMP may, but shall not be obligated to, petition a Court for readjustment of partnership items. In the case of notice of an FPAA, if the TMP determines that the United States District Court or Claims Court is the most appropriate forum for such a petition, the TMP shall notify each person who was a Partner at any time during the Partnership's taxable year to which the IRS notice relates of the approximate amount by which its tax liability would be increased (based on such assumptions as the TMP may in good faith make) if the treatment of partnership items on his return was made consistent with the treatment of partnership items on the Partnership's return, as adjusted by the FPAA. Unless each such person deposits with the TMP, for deposit with the IRS, the approximate amount of his increased tax liability, together with a written agreement to make additional deposits if required to satisfy the jurisdictional requirements of the Court, within thirty days after the TMP's notice to such person, the TMP shall not file a petition in such Court. Instead, the TMP may, but shall not be obligated to, file a petition in the United States District Tax Court.

          12. Transfers of Partnership Interests.
              ----------------------------------

          A. General Partner. In no event may the General Partner at any time assign, sell, transfer, pledge, hypothecate or otherwise dispose of all or any portion of its Partnership Interest, except by operation of law and in a manner consistent with the rights of other Partners.

          B. Limited Partner.
             ---------------

          (i) No Limited Partner or substituted Limited Partner shall, without the prior written consent of the General Partner (which consent may be given or withheld in the sole discretion of the General Partner), sell, assign, distribute or otherwise transfer (a "Transfer") all or any part of his interest in the Partnership except by operation of law, gift (outright or in trust) or by sale, in each case to or for the benefit of a Permitted Transferee (as defined below), except for (a) pledges or other collateral transfers effected by a Limited Partner to secure the repayment of a loan and (b) the exchange of OP Units for Common Shares, pursuant to Section
      3.8 above. For purposes of this Section 12(B)(i), the term "Permitted Transferee" means (i) any partner or other equity owner of a Limited Partner; (ii)

796300.10
                                      -27-
an equity owner of any partner or other equity owner of a Limited Partner; (iii) members of the Immediate Family (as defined below) of any equity owner of a Limited Partner (or any equity owner thereof) and trusts for the benefit of one or more members of the Immediate Family of the Limited Partner (or any equity owner thereof) created for a state and/or gift tax purposes and/or (iv) any public charity, public foundation or charitable institution as defined in
Section 501(C)(3) of the Code or (v) any entity entirely owned and controlled by the Limited Partner or by any of the persons or entities described in clauses
(i) through (iv). For purposes of this Section 12(B)(i), the term "Immediate Family" means, with respect to any natural person, such natural person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law. A Limited Partner shall notify the General Partner of any Transfer of beneficial interest or other interest which occurs without a transfer of record ownership, as well as any pledge or other collateral transfer. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement. A Limited Partner shall not be permitted to retire or withdraw from the Partnership except as expressly permitted by this Agreement.

          (ii) An assignee, legatee, distributee or other transferee (whether by conveyance, will or the laws of intestacy, operation of law or otherwise) (a "Transferee") of all or any portion of a Limited Partner's interest in the Partnership shall be entitled to receive Profits, Losses and distributions hereunder attributable to such interest acquired by reason of such Transfer, from and after the effective date of the Transfer of such interest; provided, however, anything in this Agreement to the contrary notwithstanding, (a) no Transferee shall be considered a substituted Limited Partner until such Transfer has been consented to by the General Partner and (b) the Partnership and the General Partner shall be entitled to treat the transferor of such interest as the absolute owner thereof in all respects, and shall incur no liability for the allocation of Profits and Losses or distributions which are made to such transferor until such time as the written instrument of Transfer has been received by the General Partner and the "effective date" of the Transfer has passed. The "effective date" of any Transfer shall be the last day of the month set forth on the written instrument of Transfer or such other date consented to in writing by the General Partner as the "effective date."

          C. Admission Adjustments. The General Partner shall, when necessary, cause this Agreement to be amended from time to time to reflect the addition or withdrawal of Partners, including the corresponding adjustments to Percentage Interests in accordance with Section 3.2(C).

          13. Death, Legal Incompetency, Etc. of a Limited Partner. The death, legal incompetency, insolvency, dissolution or bankruptcy of a Limited Partner shall not dissolve or terminate the Partnership. Upon the death or incapacity of an individual Limited Partner, such individual Limited Partner's interest in the Partnership shall be transferred either by will, the

796300.10
                                      -28-
laws of intestacy or otherwise to the legal representative or successor of such individual Limited Partner.

          14.    Termination, Liquidation and Dissolution of Partnership.
                 -------------------------------------------------------

          14.1 Termination Events. The Partnership shall be dissolved and its affairs wound up in the manner hereinafter provided upon the earliest to occur of the following events:

          (i)    December 31, 2080; or

          (ii) the agreement of those Partners holding at least ninety-five percent (95%) of the Percentage Interests of all of the Partners entitled to vote, determining that the Partnership should be dissolved;

          (iii) the General Partner shall hold in excess of ninety-five percent (95%) of the Percentage Interests of all of the Partners; or

          (iv) the entry of a final judgment, order or decree of a court of competent jurisdiction adjudicating as bankrupt either the Partnership or the General Partner, and the expiration without appeal of the period, if any, allowed by applicable law to appeal therefrom.

          14.2 Method of Liquidation. Upon the happening of any of the events specified in Section 14.1 above, the General Partner (or if there be no General Partner, a liquidating trustee selected by those Limited Partners holding in the aggregate more than fifty percent (50%) of the Percentage Interests held by all Limited Partners entitled to vote) shall immediately commence to wind up the Partnership's affairs and shall liquidate the assets of the Partnership as promptly as possible, unless the General Partner, or the liquidating trustee, shall determine that an immediate sale of Partnership assets would cause undue loss to the Partnership, in which event the liquidation may be deferred to a reasonable time. The Partners shall continue to share Operating Cash Flow, Capital Cash Flow, Profits and Losses during the period of liquidation in the same proportions as before dissolution. The proceeds from liquidation of the Partnership, including repayment of any debts of Partners to the Partnership, shall be applied in the order of priority as follows:

          A. Debts of the Partnership, including repayment of principal and interest on loans and advances made by the General Partner pursuant to Section
3.3 above; then

          B. To the establishment of any reserves deemed necessary or appropriate by the General Partner, or by the person(s) winding up the affairs of the Partnership in the event there is no remaining General Partner of the Partnership, for any contingent or unforeseen liabilities or obligations of the Partnership. Such reserves established hereunder shall be held

796300.10
                                      -29-
for the purpose of repaying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the General Partner, or such person(s) deems advisable, the balance of such reserves shall be distributed in the manner provided hereinafter in this Section 14.2 as though such reserves had been distributed contemporaneously with the other funds distributed hereunder; then

          C. Then, to the Partners in accordance with their respective Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

          14.3 Date of Termination. The Partnership shall be terminated when all notes received in connection with such disposition have been paid and all of the cash or property available for application and distribution under
Section 14.2 above (including reserves) shall have been applied and distributed in accordance therewith.

          15. Power of Attorney. Each Limited Partner hereby irrevocably constitutes and appoints the President of the General Partner, with full power of substitution, its true and lawful attorney, for him and in his name, place and stead and for his use and benefit to do the following and for no other purpose and provided the taking of any action authorized under this Section will not result in any liability to the Limited Partners, to sign, swear to, acknowledge, file and record:

          (i) this Agreement, and subject to Section 16 below, amendments to this Agreement;

          (ii) any certificates, instruments and documents (including assumed and fictitious name certificates) as may be required by, or may be appropriate under, the laws of the State of Delaware or any other State or jurisdiction in which the Partnership is doing or intends to do business, in order to discharge the purposes of the Partnership or otherwise in connection with the use of the name or names used by the Partnership;

          (iii) any other instrument which may be required to be filed or recorded by the Partnership on behalf of the Partners under the laws of any State or by any governmental agency in order for the Partnership to conduct its business;

          (iv) any documents which may be required to effect the continuation of the Partnership, the admission of a substitute or additional Partner, or the dissolution and termination of the Partnership, provided such continuation, admission or dissolution and termination is not in violation of any provision of this Agreement; and


796300.10
                                      -30-

          (v) any documents which may be required or desirable to have the General Partner appointed, and act as, the "Tax Matters Partner" as described in the Code.

          The foregoing grant of authority is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of any individual Limited Partner, and shall survive the delivery of any assignment by a Limited Partner of the whole or any portion of his interest in the Partnership.

          16. Amendment of Agreement.
              ----------------------

          A. (i) Amendments to this Agreement may only be proposed by the General Partner.

                (ii) (a) The General Partner shall submit any proposed amendment to the Limited Partners.

                     (b) The General Partner shall seek the written vote of the
                Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate.

                     (c) For purposes of obtaining a written vote, the General
                Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal.

                     (d) Except as provided in Section 16(B) or 16(C), a
                proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the consent of Partners holding at least a majority of the Percentage Interests of the Partners (including Partnership Interests held by the General Partner).

          B.    (i) Notwithstanding anything to the contrary contained in
Section 16(A), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                     (a) to add to the obligations of the General Partner or
                surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                     (b) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement (which may be effected through the amendment or replacement of Annex
                A);


796300.10
                                      -31-

                     (c) to set forth the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 3.2 hereof;

                     (d) to reflect a change that does not adversely affect the
                Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                     (e) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

                (ii) The General Partner shall promptly provide notice to the Limited Partners when any action under this Section 16(B) is taken.

          C. Notwithstanding Sections 16(A) and 16(B) hereof, this Agreement shall not be amended with respect to any Partner adversely affected without the consent of such Partner(s) adversely affected if such amendment would adversely affect such Partner and:

                (i) convert a Limited Partner's interest in the Partnership into a General Partner Interest;

                (ii) modify the limited liability of a Limited Partner;

                (iii) alter rights of the Partner to receive distributions pursuant to Section 8 or the allocations specified in Section 7 (except as permitted pursuant to Sections 3.2, 7, 8 and Section 14.1(B)(i) hereof);

                (iv) alter rights of the Partner to convert OP Units pursuant to
      Section 3.8;

                (v) further limit the rights of a Limited Partner to transfer its interest in the Partnership other than as set forth in Section 12; or

                (v) amend Sections 3.6; 3.7; 5(D) through (G), inclusive; or this Section 16(C).

          17. Miscellaneous.
              -------------

          17.1 Notices. Any notice, election or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or by telecopy or other facsimile transmission, on the first business day after sent by overnight courier (such as Federal Express), or on the second business day after

796300.10
                                      -32-
deposit in the United States Mail, certified or registered, return receipt requested, postage prepaid, properly addressed to the Partner to whom such notice is intended to be given at the address for the Partner set forth on the signature pages of this Agreement, or at such other address as such person may have previously furnished in writing to the Partnership and each Partner.

          17.2 Modifications. Except as otherwise provided in this Agreement, no change or modification of this Agreement shall be valid or binding upon the Partners, nor shall any waiver of any term or condition in the future, unless such change or modification or waiver shall be in writing and signed by all of the Partners, except as provided to the contrary in this Agreement.

          17.3 Successors and Assigns. Any person acquiring or claiming an interest in the Partnership, in any manner whatsoever, shall be subject to and bound by all of the terms, conditions and obligations of this Agreement to which his predecessor-in-interest was subject or bound, without regard to whether such person has executed a counterpart hereof or any other document contemplated hereby. No person, including the legal representative, heir or legatee of a deceased Partner, shall have any rights or obligations greater than those set forth in the Partnership or become a Partner thereof except as this Agreement, and no person shall acquire an interest in expressly permitted by and pursuant to the terms of this Agreement. Subject to the foregoing, and the provisions of
Section 12 above, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, assigns, heirs, legal representatives, executors and administrators.

          17.4 Duplicate Originals. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

          17.5 Construction. The titles of the Sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein.

          17.6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

          17.7 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out the Partnership as provided for by this Agreement.


796300.10
                                      -33-

          17.8 General Partner with Interest as Limited Partner. If the General Partner ever has an interest as a Limited Partner in the Partnership, the General Partner shall, with respect to such interest, enjoy all of the rights and be subject to all of the obligations and duties of a Limited Partner.

          17.9 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          17.10 Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

          17.11 Prior Agreements Superceded. This Agreement supercedes any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the within subject matter and contains the entire understanding amongst the Partners with respect thereto.

          17.12 No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of the General Partner and the Limited Partners and shall not inure to the benefit of any other person or entity.

          17.13 Purchase for Investment. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances provided, however, that in no event shall the exercise of a Partner's conversion rights under this Agreement be deemed a violation of this covenant. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

          17.14 Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act on the part of any other Partner or to declare any other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such Partner of its rights hereunder.

796300.10
                                      -34-

          17.15 Time of Essence. Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.



796300.10
                                      -35-

          IN WITNESS WHEREOF, this Agreement has been executed and sworn to as of the day and year first above written by the General Partner and the Limited Partner.

                                     GENERAL PARTNER:
                                     ---------------

                                     ACADIA REALTY TRUST, a Maryland Real Estate
                                     Investment Trust



                                     By:  /s/ Kenneth F. Bernstein
                                         ______________________________________
                                            Name:  Kenneth F. Bernstein
                                            Title: President



                                     LIMITED PARTNERS:
                                     ----------------


                                     /s/ Marvin L. Slomowitz
                                     __________________________________________



                                     /s/ L & J Realty Company
                                     __________________________________________


                                     /s/ Ross Dworman
                                     __________________________________________



                                     /s/ Kenneth F. Bernstein
                                     __________________________________________




796300.10
                                      -36-

                                     RD Woonsocket, Inc.
                                     RD Abington, Inc.
                                     RD Missouri, Inc.
                                     RD Merrilville, Inc.
                                     RD Elmwood, Inc.
                                     RD Village, Inc.
                                     RD Marley, Inc.
                                     RD Hobson, Inc.
                                     RD Townline, Inc.
                                     RD Whitegate, Inc.


                                     By:  /s/ Kenneth F. Bernstein
                                          _____________________________________
                                          Name:  Kenneth F. Bernstein
                                          Title: President


                                      RD Properties, L.P. II
                                      RD Properties, L.P. III
                                      RD Properties, L.P. IV


                                      By:  /s/ Ross Dworman
                                           ____________________________________
                                           Name:  Ross Dworman
                                           Title: General Partner


                                      RD Properties, L.P. V

                                      By: RD New York LLC, General Partner


                                           By:  /s/ Kenneth B. Bernstein
                                                _______________________________
                                                Name:  Kenneth B. Bernstein
                                                Title: Member




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



                                       RD Crossroads Associates, L.P.

                                       By: RD Crossroads, Inc., General Partner


                                           By:  /s/ Kenneth F. Bernstein
                                                _______________________________
                                                Name:  Kenneth F. Bernstein
                                                Title: President


                                        RD Soundview Associates, L.P.


                                        By:  RD Soundview Associates, Inc.,
                                             General Partner


                                            By:  /s/ Kenneth F. Bernstein
                                                 ______________________________
                                                 Name:  Kenneth F. Bernstein
                                                 Title: President


                                         RD Smithtown Associates, L.P.

                                         By:  RD Smithtown Associates, Inc.,
                                              General Partner


                                             By:  /s/ Kenneth F. Bernstein
                                                  _____________________________
                                                  Name:  Kenneth F. Bernstein
                                                  Title: President


                                          Homkor Colony, L.P.

                                          By:  Homkor Columbia, L.L.C.,
                                               General Partner


                                          By:  /s/ James Wise
                                               ________________________________
                                               Name:  James Wise
                                               Title: Manager




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



                                           Marley Associates Limited Partnership

                                           By:  RD Marley, Inc., General Partner


                                               By:  /s/ Kenneth F. Bernstein
                                                    ___________________________
                                                    Name:  Kenneth F. Bernstein
                                                    Title: President



                                           RD Bloomfield Associates Limited
                                           Partnership II

                                           By:  RD Bloomfield, Inc., its
                                                General Partner


                                                By: /s/ Kenneth F. Bernstein
                                                    ___________________________
                                                    Name:  Kenneth F. Bernstein
                                                           Title:  President


                                            G.O. Associates Limited Partnership

                                            By:  RD G.O. Properties, Inc.,
                                                 individually and as General
                                                 Partner of G.O. Associates
                                                 Limited Partnership


                                                 By:  /s/ Kenneth F. Bernstein
                                                      __________________________
                                                      Name: Kenneth F. Bernstein
                                                      Title: President


                                            Columbia VGH Investors


                                            By:  /s/ Ross Dworman
                                                 ______________________________
                                                 Name:  Ross Dworman
                                                 Title:  Managing Partner




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



                                             Great Universal Capital Corp.


                                             By:  /s/ Mark Krugman
                                                  _____________________________
                                                  Name:  Mark Krugman
                                                  Title: Vice President

                                             Evan Frazier Realty LLC


                                             By:  /s/ Kenneth F. Bernstein
                                                  _____________________________
                                                  Name:  Kenneth F. Bernstein
                                                  Title: Member

                                             RD Greenbelt, Inc.


                                             By:  /s/ Kenneth F. Bernstein
                                                  _____________________________
                                                  Name:  Kenneth F. Bernstein
                                                  Title: President

                                             KAL Partners L.P.


                                             By:  /s/ Gregory Manocherian
                                                  _____________________________
                                                  Name:  Gregory Manocherian
                                                  Title: General Partner



                                             /s/ Michael A. Young
                                             __________________________________



                                             /s/ Mindy White
                                             __________________________________





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



                                             S & J Roth Revocable Trust


                                             By:  /s/ Stephen Roth
                                                  _____________________________
                                                  Name:  Stephen Roth
                                                  Title: Trustee

                                             Rabinowitz Family 1991 Trust


                                             By:  /s/ Martin J. Rabinowitz
                                                  _____________________________
                                                  Name:  Martin J. Rabinowitz
                                                  Title: Trustee

                                             Rabinowitz Family 1986 Trust


                                             By: /s/ Steven M. Rabinowitz, Esq.
                                                 ______________________________
                                                 Name: Steven M. Rabinowitz,Esq.
                                                 Title: Trustee


                                             /s/ Perry Kamerman
                                             __________________________________



                                             /s/ Joel Braun
                                             __________________________________



                                             /s/ Eric Newberg
                                             __________________________________



                                             /s/ Robert Masters
                                             __________________________________


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



                                     ANNEX A




                                                                                                                    Percentage
                                                    Percentage                                Percentage         Interest of all
                                                    Interest of                               Interest of          Partnership
Name of Partner                    OP Units          OP Units         Preferred Units       Preferred Units         Interests
---------------                    --------         ----------        ---------------       ---------------     ---------------

General Partner
---------------

Company                          25,419,215

Limited Partners
----------------

Marvin L. Slomowitz                 821,000
L & J Realty Company                  2,000
Ross Dworman                        628,113
Kenneth F. Bernstein                285,369
RD Woonsocket, Inc.                   7,540
RD Abington, Inc.                     3,684
RD Missouri, Inc.                     2,883
RD Merrilville, Inc.                  7,799
RD Elmwood, Inc.                      5,205
RD Village, Inc.                      9,545
RD Marley, Inc.                       6,807
RD Hobson, Inc.                       5,189
RD Townline, Inc.                     5,036
RD Whitegate, Inc.                    1,650
RD Properties, L.P. II              986,695
RD Properties, L.P. III           1,287,396
RD Properties, L.P. IV              944,988
RD Properties, L.P. V             2,257,792
RD Crossroads
Associates, L.P.                    844,400


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

                                                                                                                    Percentage
                                                    Percentage                                Percentage         Interest of all
                                                    Interest of                               Interest of          Partnership
Name of Partner                    OP Units          OP Units         Preferred Units       Preferred Units         Interests
---------------                    --------         ----------        ---------------       ---------------     ----------------

RD Soundview
Associates L.P.                     632,400
RD Smithtown
Associates L.P.                     764,267
Homkor Colony, L.P.                  31,333
RD Marley Associates
L.P.                                673,860
RD Bloomfield
Associates Limited
Partnership II                      712,933
G.O. Associates
Limited Partnership                  38,877
Columbia VGH
Investors                            96,048
Great Universal Capital
Corp.                               220,300
Evan Frazier Realty
LLC                                 294,434
RD Greenbelt, Inc.                   55,011
KAL Partners L.P.                   102,068
Michael A. Young                     34,005
Mindy White                          17,029
S & J Roth Revocable
Trust                                25,517
Rabinowitz Family
1991 Trust                           21,247
Rabinowitz Family
1986 Trust                           21,247
Perry Kamerman                       50,000


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


                                                                                                                    Percentage
                                                    Percentage                                Percentage         Interest of all
                                                    Interest of                               Interest of          Partnership
Name of Partner                    OP Units          OP Units         Preferred Units       Preferred Units         Interests
---------------                    --------         ----------        ---------------       ---------------     ----------------

Joel Braun                             6,667
Eric Newberg                           8,000
Robert Masters                         4,667
                                 -----------
         TOTALS                   37,342,216              100%                                        100%                 100%


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



                                     ANNEX B



Partner                                       Capital Contribution
-------                                       --------------------
The Company                                   $136,500,000
Marvin Slomowitz                              The properties set forth on
                                              "Schedule B -- The Properties" in
                                              accordance with the terms and
                                              subject to the conditions
                                              contained in the several
                                              purchase and sale agreements,
                                              dated as of June 3, 1993, by and
                                              between the Partnership
                                              and Marvin Slomowitz.
L & J Realty Company                          (1)
Ross Dworman                                  (1)
Kenneth F. Bernstein                          (1)
RD Woonsocket, Inc.                           (1)
RD Abington, Inc.                             (1)
RD Missouri, Inc.                             (1)
RD Merrilville, Inc.                          (1)
RD Elmwood, Inc.                              (1)
RD Village, Inc.                              (1)
RD Marley, Inc.                               (1)
RD Hobson, Inc.                               (1)
RD Townline, Inc.                             (1)
RD Whitegate, Inc.                            (1)
RD Properties, L.P. II                        (1)
RD Properties, L.P. III                       (1)
RD Properties, L.P. IV                        (1)
RD Properties, L.P. V                         (1)
RD Crossroads Associates, L.P.                (1)
RD Soundview Associates L.P.                  (1)


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


Partner                                       Capital Contribution
-------                                       --------------------

RD Smithtown Associates L.P.                  (1)
Homkor Colony, L.P.                           (1)
RD Marley Associates L.P.                     (1)
RD Bloomfield Associates Limited              (1)
Partnership II
G.O. Associates Limited Partnership           (1)
Columbia VGH Investors                        (1)
Great Universal Capital Corp.                 (1)
Evan Frazier Realty LLC                       (1)
RD Greenbelt, Inc.                            (1)
KAL Partners L.P.                             (1)
Michael A. Young                              (1)
Mindy White                                   (1)
S & J Roth Revocable Trust                    (1)
Rabinowitz Family 1991 Trust                  (1)
Rabinowitz Family 1986 Trust                  (1)
Perry Kamerman                                (1)
Joel Braun                                    (1)
Eric Newberg                                  (1)
Robert Masters                                (1)

(1) The properties and/or other assets contributed directly or indirectly by the Limited Partner to the Partnership in accordance with the terms and conditions in the Contribution and Share Purchase Agreement dated as of April 15, 1998 between, among others, the Partnership and the Limited Partner and/or its affiliate.



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






909738.9
                                       46